UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2023
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Stockholders of Matterport, Inc. (the “Company”) was held on June 13, 2023 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected two Class II directors to the Board of Directors of the Company to serve for a term of three years expiring at the Company’s annual meeting of stockholders to be held in 2026 and until his or her successor is duly elected and qualified, (ii) ratified the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) approved (on an advisory basis) the compensation of the Company’s named executive officers, and (iv) approved (on an advisory basis) the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting results for each proposal were as follows:

Proposal 1 – To elect the two Class II directors to the Board of Directors of the Company:

	For	Withheld	Broker Non-Votes
Jason Krikorian	98,616,747	29,044,489	66,287,066
Susan Repo	125,497,572	2,163,664	66,287,066

Proposal 2 – To ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
191,407,774	1,399,977	1,140,551	—

Proposal 3 – To approve (on an advisory basis) the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
123,238,421	3,882,289	540,525	66,287,067

Proposal 4 – To approve (on an advisory basis) the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
125,596,265	272,004	1,162,828	630,138	66,287,067
In light of the results of this vote and other factors, the Board of Directors of the Company approved including a non-binding, advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy materials every year until the next time the Company must include in its proxy materials a non-binding, advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers, which would be at the Company’s annual meeting of shareholders to be held in 2029.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: June 14, 2023	By:	/s/ Matthew Zinn
	Name:	Matthew Zinn
	Title:	Chief Legal Officer